Exhibit 10.1*

* Registrant has omitted portions of this exhibit and filed such exhibit separately with the Securities and Exchange Commission, pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act

Rescission of the Exclusive Agency Agreement and Conclusion of Inventory Products Buy-back Agreement

Conclusion Place: Qingdao, Shandong Province

Party A: Guangzhou South China Rubber and Tire Co., Ltd (“Guangzhou Tire”)

Party B: Qingdao Free-Trading Zone Sentaida International Trade Co. Ltd (“FTZ Sentaida”)

In witness of the Exclusive Agency Agreement (“Agency Agreement”) executed between Party A and Party B on November 18, 2005, which stipulates that Party B will be the exclusive agent in U.S. markets for Party A’s part of tires for certain specifications under the brand of WANLI, and, some other Contracts signed by the Parties.

Upon the friendly discussion and negotiation by the Parties, the Parties reach and abide by the following agreements in regards of the rescission of the Agency Agreement and Contracts as well as certain matters about the buy-back of inventory products.

1.

The Parties unanimously agree to rescind aforementioned Agency Agreement and Contracts as of the execution of this Agreement.

2.

The Parties are released from any and all the rights and obligations under the Agency Agreement and Contracts upon the rescission hereof, Party B will not work as the exclusive agent in U.S. markets for Party A’s part of tires for certain specifications under the brand of WANLI, Party A is entitled to sell by itself or authorize any other third parties to sell all the tires for all the specifications under WANLI and other brands in U.S. markets.

3.

As of the execution of this Agreement, Party A agrees to appoint the third party to buy back all the inventory products which are currently owned and purchased by Party B from Party A but have not been sold to the end users.

4.

Party B still owes Party A payment for the products amounting to (Omitted and Filed Separately with the SEC)during the performance of the Agency Agreement and Contracts, with deduction of the ad-rate, rebate and other relevant expenses in sum of (Omitted and Filed Separately with the SEC) incurred due to the performance of the Agency Agreement and Contracts which are payable to Party B by Party A plus (Omitted and Filed Separately with the SEC), then Party B has to pay Party A the remaining US$1072893.57. (Omitted and Filed Separately with the SEC)

5.

(Omitted and Filed Separately with the SEC)

6.

The Parties reach the following agreements in regard of the specific buy-back method for the inventory products and the Parties’ rights and obligations:

(a)

As of the execution of this Agreement, Party B still owns certain inventory products which are purchased from Party A and have not been sold to the end users. Such inventory products are currently stored in the warehouse rented by Party B in U.S., which are not more than (Omitted and Filed Separately with the SEC) units (the specific amounts checked by the Parties and actually delivered by Party B prevail). Party A agrees to appoint the third party to buy back as per the terms and conditions stipulated in this Agreement and the appendixes, the buy-back should be completed within (Omitted and Filed Separately with the SEC) as of the execution of this Agreement, the total buy-back sum is (Omitted and Filed Separately with the SEC);

Should Party A fail to pay the buy-back money in appointed time, or fail to pay off the buy-back money within (Omitted and Filed Separately with the SEC) as of the execution of this Agreement, then it should pay Party B the interests at the annual interest rate (Omitted and Filed Separately with the SEC) of the unpaid buy-back money except the due buy-back money;

Should Party B fail to deliver the inventory products as per the stipulation, or fail to deliver all the inventory products within (Omitted and Filed Separately with the SEC) as of the execution of this Agreement, then it should pay Party A the interests as per the annual interest rate (Omitted and Filed Separately with the SEC) of the payable buy-back money for the undelivered products except the delivery of buy-back products.

(b)

Party B will issue the business invoices to Party A according to the American commercial practice.

(c)

All types of taxes incurred respectively by Party A or Party B during the period of buy-back, Party A and Party B shall undertake and pay such taxes by themselves according to the relevant national rules and regulations.

(d)

The procedure of buying back the inventory products.

1)

After the execution of this Agreement, Party A will inform Party B of the information of the designated buy-back party in writing.

2)

Before the buy-back party picks up the products, it shall give a written delivery notice to Party B; Party B will issue the business invoice to the buy-back party.

3)

The buy-back party and Party B shall pick up and deliver the products at Party B’s warehouse according to the date, time and quantity stipulated in the delivery notice, Party A shall pick up the products timely and Party B shall load the products and deliver such products to Party A timely. Any economic losses suffered by one Party which is attributed to the other Party, shall be borne by the obligated party.

4)

Within (Omitted and Filed Separately with the SEC) as of the buy-back party picks up the inventory products, the buy-back party shall pay Party B (Omitted and Filed Separately with the SEC).

(e)

Payment method of buying back inventory products.

1)

Party A will take the credit $1,072,893.57 to Party B as(Omitted and Filed Separately with the SEC).

2)

The amount of the products to be picked up by the buy-back party shall not exceed (Omitted and Filed Separately with the SEC) every time.

3)

The unit price of the tire paid by the buy-back party consists of (Omitted and Filed Separately with the SEC)

4)

(Omitted and Filed Separately with the SEC)

(f)

Upon the execution of this Agreement, Party A will undertake all the quality warranty responsibility of the Party A’s products which are sold by Party B in the U.S. market, and Party A shall issue the statement of undertaking the quality warranty responsibility in the U.S. market.

(g)

Party B confirms that all the products are stored in the three branches’ warehouses which are located at ST.L, MIAMI and LB. The specific addresses of such branches are:

ST. LOUIS OFFICE- 10950 Linpage Place, St. Louis, MO 63132

CALIFORNIA OFFICE- 347 S Stimson Ave, City Of Industry, CA 91744

FLORIDA OFFICE- 5400 NW 163RD ST, Miami Gardens, FL 33014

(h)

The “Party A” set forth in this Agreement and its appendixes hereto includes Party A and the actual purchase party of the inventory products designated by Party A. The “Party B” set forth in this Agreement includes Party B and the actual delivery party of the inventory products designated by Party B.

Any breaching liability incurred by the actual purchase party of the inventory products designated by Party A due to its failure of performance stipulated herein, will be borne by Party A; any breaching liability incurred by the actual delivery party of the inventory products designated by Party B due to its failure of performance stipulated herein, will be borne by Party B.

(i)

During the buy-back period, Party A has the right to sell the WANLI tires produced by Party A or other brands of tires by itself or the third parties designated by Party A, and Party B shall not seek to challenge such sale through any method.

(j)

Breaching liability of buying back the inventory products.

Should Party A fail to pay the buy-back money in appointed time according to this Agreement, Party A shall pay Party B the liquidated damage at a rate of (Omitted and Filed Separately with the SEC) per day of the buy-back money of the due unbought-back payment;

Should Party A fail to buy back the products in appointed time according to this Agreement, Party A shall pay Party B the liquidated damage at a rate of (Omitted and Filed Separately with the SEC) per day of the amount of the unbought-back products’ sum.

Should Party B fail to deliver the inventory products in appointed time according to this Agreement, Party B shall pay Party A the liquidated damage at a rate of (Omitted and Filed Separately with the SEC) per day of the amount of the undelivered buy-back products’ sum;

(k)

The parties confirm that they do not have any other credits or debts, except the payment due to the other party stipulated herein.

(l)

Communication Address

Party A: Guangzhou South China Rubber and Tire Co., Ltd

Address: No. 116, Dong Huan Road, Fan Yu District, Guangzhou

Post Code: 511400

Contact Person: Li Yaobing

Party B: Qingdao Free-Trading Zone Sentaida International Trade Co. Ltd

Address: No. 177, 308 National Highway, Cheng Yang District, Qingdao

Post Code: 266109

Contact Person: Yang Hong

Any materials and documents shall be deemed to have been duly delivered by sending to the Party according to the aforementioned address.  Any Party shall give the other Party notice fifteen (15) days in advance about changing the communication address in writing according to the aforementioned address.

(m)

This Agreement will become effective upon the date of execution and chop by the Parties’ authorized representative.  This Agreement will be made in four counterparts with each Party holding two.

Party A: Guangzhou South China Rubber and Tire Co., Ltd

Authorized Representative:

Date: July 31, 2008

Party B: Qingdao Free-Trading Zone Sentaida International Trade Co. Ltd

Authorized Representative:

Date: July 31, 2008

Appendixes:

I. The Unit Price List of Specification Tires Party A Buying Back Party B’s Inventory Products in U.S. markets

II. The Expense Payable List of Party A Buying Back Party B’s Inventory Products in U.S. markets

Appendix I: U.S. Price List for Qingdao Sentaida-WANLI

(Omitted and Filed Separately with the SEC)

Appendix II: Buy-back Expense List of WANLI Tire Stock

(Omitted and Filed Separately with the SEC)